UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2007

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code     (212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 9, 2007, Iconix Brand Group, Inc., a Delaware corporation (the “Registrant”, “we”, “us”, “our” or similar pronouns ), filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (the “SEC”) announcing, among other things, the October 3, 2007 completion of the acquisition of all the issued and outstanding limited liability company interests (the “Company Interests”) of the Official Pillowtex LLC, a Delaware limited liability company (the “Company”), from the owners of such Company Interests pursuant to a purchase and sale agreement (the “Purchase Agreement”) dated September 6, 2007 by and among the Registrant, the Company and the Company's members; Jubilee Limited Partnership, an Ohio limited partnership, Gordon Brothers Retail Partners, LLC, a Delaware limited liability company, Tiger PTX IP, LLC, a Delaware limited liability company, BFG PTX Group, LLC, a Delaware limited liability company, CCA Towels, LLC, a New York limited liability company, Franco 44 PT, LLC, a New York limited liability company, High Street Holdings, LLC, a Delaware limited liability company, Solwerd Enterprises, LLC, a Delaware limited liability company, and Mazel D & K, LLC, an Ohio limited liability company (collectively, the “Sellers”). The Registrant is now filing this amendment to the Form 8-K to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Audited Financial Statements of Official Pillowtex LLC: (Filed herewith as Exhibit 99.1)

Table of Contents to Financial Statements

Independent auditors report

Balance sheet as of December 31, 2006

Statement of income and members' interest for the year ended December 31, 2006

Statement of cash flows for the year ended December 31, 2006

Notes to financial statements

(b)	Financial Statements of Businesses Acquired

Unaudited Financial Statements of Official Pillowtex LLC: (Filed herewith as Exhibit 99.2)

Table of Contents to Financial Statements

Balance sheets as of September 30, 2007 and December 31, 2006

Statements of income and members' interest for the nine months ended September 30, 2007 and September 30, 2006

Statements of cash flows for the nine months ended September 30, 2007 and September 30, 2006

Notes to unaudited financial statements

(c)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements: (Filed herewith as Exhibit 99.3)

Introduction

Unaudited Pro forma Condensed Combined Balance Sheet as of September 30, 2007

Unaudited Pro forma Condensed Combined Statements of Operations for the year ended December 31, 2006 and nine months ending September 30, 2007

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c)	Exhibits.

Exhibit 2.1*	Purchase and Sale Agreement dated September 6, 2007 by and among the Registrant, the Company and the Sellers. (1)

Exhibit 10.1	Escrow Agreement dated September 6, 2007 by and between the Registrant, Ben Kraner, on behalf of the Sellers as each Seller’s authorized attorney-in-fact, and the Escrow Agent. (1)

Exhibit 23.1	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1
Independent auditors report; Balance sheet as of December 31, 2006; Statement of income and members' interest for the year ended December 31, 2006; Statement of cash flows for the years ended December 31, 2006; Notes to financial statements.

Exhibit 99.2
Unaudited balance sheet as of September 30, 2007 and December 31, 2006; Statements of income and members' interest for the nine months ended September 30, 2007 and September 30, 2006; Statements of cash flows for the nine months ended September 30, 2007 and September 30, 2006; Notes to unaudited financial statements.

Exhibit 99.3
Introduction; Unaudited Pro forma Condensed Combined Balance Sheet as of September 30, 2007; Unaudited Pro forma Condensed Combined Statements of Operations for the year ended December 31, 2006 and Nine Months Ended September 30, 2007; Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(1)	Previously filed as an exhibit to Registrant's Current Report on Form 8-K filed with the SEC on October 9, 2007.

*
The Registrant has omitted certain schedules and exhibits pursuant to Item 601 (b)(2) of Regulation S-K and shall furnish by supplement  to the Securities and Exchange Commission (the "SEC"), Copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

Date: December 3, 2007	By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Chief Financial Officer